UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On March 31, 2022, GameStop Corp. (the “Company” or “GameStop”) announced its plan to request stockholder approval at the upcoming 2022 Annual Meeting of Stockholders (the “Annual Meeting”) for an increase in the number of authorized shares of Class A common stock from 300,000,000 to 1,000,000,000 through an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter Amendment”) in order to implement a stock split of the Company’s Class A common stock in the form of a stock dividend and provide flexibility for future corporate needs. GameStop also intends to request stockholder approval at the Annual Meeting for a new incentive plan (the “2022 Equity Plan”) to support future compensatory equity issuances. If the 2022 Equity Plan is approved by stockholders, it will replace the current GameStop Corp. 2019 Incentive Plan (the “2019 Plan”), and 8,000,000 shares of the Company’s Class A common stock, plus any shares subject to the 2019 Plan that expire, are forfeited, cancelled, terminated or settled in cash after the 2022 Plan is effective, will be available for issuance under the 2022 Plan. GameStop’s Board of Directors has approved both stockholder proposals, but the stock dividend will be contingent on final Board approval.
The Company’s definitive proxy statement relating to the Annual Meeting will include additional details regarding the Charter Amendment and the 2022 Equity Plan, as well as the record date, date and location of the Annual Meeting.
Cautionary Statement Regarding Forward-Looking Statements - Safe Harbor
This Current Report on Form 8-K contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally, include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the SEC including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022, filed with the SEC on March 17, 2022. All filings are available at www.sec.gov and on the Company’s website at www.GameStop.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: March 31, 2022	By:	/s/ Michael Recupero
Michael Recupero Chief Financial Officer